UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 8, 2009
GATX Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File) Number)	36-1124040 (IRS Employer Identification No.)
222 West Adams Street
Chicago, Illinois 60606-5314
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-12
EX-23
EX-99.1

Item 8.01 Other Events.
     This Current Report on Form 8-K revises portions of the Annual Report on Form 10-K for the year ended December 31, 2008, of GATX Corporation (“GATX” or the “Company”) (the “2008 Form 10-K”) to reflect the retrospective application of Financial Accounting Standards Board (“FASB”) Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”), which GATX adopted on January 1, 2009. FSP APB 14-1 amends the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion and requires issuers of such convertible debt instruments to account separately for the liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s nonconvertible debt borrowing rate. FSP APB 14-1 requires bifurcation of a component of the convertible debt, classification of that component as equity, and then amortization of the resulting discount on the debt as additional interest expense over the expected term of the debt. Upon adoption, the Company was required to retrospectively apply the provisions of FSP APB 14-1 to all periods presented. As of December 31, 2008, the cumulative effect of this accounting change was a decrease to retained earnings of $19.3 million and an increase of $19.2 million to additional paid-in capital.
     The exhibits included under Item 9.01 of this Current Report on Form 8-K revise the following sections of the 2008 Form 10-K:
•	Part II, Item 6, Selected Financial Data

•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8, Financial Statements and Supplementary Data

•	Part IV, Item 15, Exhibits, Financial Statement Schedules

•	Exhibit 12, Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     See Exhibit Index included herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION (Registrant)
/s/ Robert C. Lyons
Robert C. Lyons
Senior Vice President and Chief Financial Officer

May 8, 2009

Exhibit Index

Exhibit No.	Description	Method of Filing
12	Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends	Filed Electronically

23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm	Filed Electronically

99.1	Revisions to GATX 2008 Annual Report on Form 10-K:	Filed Electronically
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data
Item 15. Exhibits, Financial Statement Schedules